UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ARCHER-DANIELS-MIDLAND COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ARCHER-DANIELS-MIDLAND COMPANY

Notice to Registered Stockholders:	September 30, 2008
We recently distributed proxy materials for the ADM Annual Meeting of Stockholders to be held on Thursday, November 6, 2008. The proxy card included with those materials contained an error regarding the voting options available to you in connection with Item #1.
We have enclosed herewith a corrected proxy card that lists the correct voting options for Item #1. If you have not yet submitted the incorrect proxy card, please discard it and use the enclosed proxy card instead. If you have already submitted the incorrect proxy card, please complete and return the enclosed proxy card as well. It will supersede the earlier, incorrect proxy card.
If you have already voted via telephone or internet based on the incorrect proxy card, please resubmit your vote by telephone, internet or mail on the correct proxy card.

Annual Meeting of Stockholders Thursday, November 6, 2008 10:30 a.m. C.S.T. James R. Randall Research Center 1001 Brush College Road Decatur, IL 62526	2008 ANNUAL MEETING ADMISSION TICKET
Please present this ticket for admittance of the stockholder(s) named above. Admittance will be based upon availability of seating.

Instructions for Voting Your Proxy
This proxy covers all Archer-Daniels-Midland Company shares you own in any of the following ways (provided the registrations are identical):
•	Shares held of record

•	ADM Dividend Reinvestment Plan

•	ADM Stock Purchase Plan

•	ADM 401(k)/ESOP for Salaried Employees

•	ADM 401(k)/ESOP for Hourly Employees

•	ADM Stock Purchase Plan for Salaried Employees (Canada)

•	ADM Stock Purchase Plan for Hourly Employees (Canada)
We are now offering stockholders three alternative ways of voting this proxy:
•	By Telephone (using a touch tone telephone)

•	Through the Internet (using a browser)

•	By Mail (traditional method)
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.
TELEPHONE VOTING Available only until 5:00 p.m. Eastern time on November 5, 2008
•	This method of voting is available for residents of the U.S. and Canada

•	On a touch tone telephone, call TOLL FREE 1-800-850-5909, 24 hours a day, 7 days a week

•	You will be asked to enter ONLY the CONTROL NUMBER shown below
•	Have your proxy card ready, then follow the prerecorded instructions

•	Your vote will be confirmed and cast as you directed
INTERNET VOTING Available only until 5:00 p.m. Eastern time on November 5, 2008
•	Visit the Internet voting website at http://proxy.georgeson.com

•	Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen

•	You will incur only your usual Internet charges
VOTING BY MAIL Simply mark, sign and date your proxy card and return it in the postage-paid envelope
•	If you are voting by telephone or the Internet, please do not mail your proxy card

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.
This proxy, when properly executed, will be voted in the manner directed below. If no direction is made, this proxy will be voted “FOR” Items 1 and 2 and “AGAINST” Item 3.

Archer-Daniels-Midland Company’s Board of Directors
recommends a vote “FOR” Items 1 and 2.
1. Election of Directors

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 - G.W. Buckley	☐	☐	☐	06 - M.B. Mulroney	☐	☐	☐
02 - M.H. Carter	☐	☐	☐	07 - T.F. O’Neill	☐	☐	☐
03 - V.F. Haynes	☐	☐	☐	08 - K.R. Westbrook	☐	☐	☐
04 - A. Maciel	☐	☐	☐	09 - P.A. Woertz	☐	☐	☐
05 - P.J. Moore	☐	☐	☐

					FOR	AGAINST	ABSTAIN
2.	Ratify the appointment of Ernst & Young LLP as independent accountants for the fiscal year ending June 30, 2009.				☐	☐	☐

Archer-Daniels-Midland Company’s Board of Directors
recommends a vote “AGAINST” Item 3.

3.	Adopt Stockholder’s Proposal Regarding Global Human Rights Standards.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	In their discretion, upon any other business that may properly come before the meeting.

DATE: , 2008

SIGNATURE(S)

IMPORTANT: Please sign exactly as your name(s) appear(s) below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     001GS40236

PLEASE DETACH PROXY CARD HERE
ARCHER-DANIELS-MIDLAND COMPANY
This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders on November 6, 2008

P
R
O
X
Y
This proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this Proxy will be voted “FOR” Items 1 and 2 and “AGAINST” Item 3. The undersigned hereby appoints P. J. Moore, K. R. Westbrook and P. A. Woertz as Proxies, with the power of substitution, to represent and to vote, as designated below, all the shares of the undersigned held of record on September 12, 2008, at the Annual Meeting of Stockholders to be held on November 6, 2008 and any adjournments thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2
AND “AGAINST” ITEM 3.
(Important – To be signed and dated on reverse side)